Condensed Financial Information of the Parent Company (Details) - Schedule of parent company balance sheets - Parent Company [Member] - USD ($)	Dec. 31, 2022	Dec. 31, 2021
ASSETS
Cash and cash equivalents	$ 1,104	$ 1,105
Investment income in subsidiaries
Prepaid expenses and other current assets, net	2	4
TOTAL ASSETS	1,106	1,109
LIABILITIES
Investment deficit in subsidiaries	5,887,042	190,267
TOTAL LIABILITIES	5,887,042	190,267
Shareholders’ deficit
Ordinary shares (par value of $0.00005 per share; 1,000,000,000 shares authorized as of December 31, 2021 and December 31, 2022, respectively; 22,115,592 shares issued and outstanding as of December 31,2021 and December 31, 2022, respectively)	1,106	1,106
Additional paid-in capital	75,621,294	75,621,294
Statutory reserve	237,486	237,486
Accumulated deficit	(78,483,156)	(72,584,621)
Accumulated other comprehensive loss	(3,262,666)	(3,464,423)
Total shareholders’ deficit	$ (5,885,936)	$ (189,158)